                                                                      Exhibit 20

                                TOYOTA MOTOR CREDIT CORPORATION
                    Servicer's Certificate - Toyota Auto Lease Trust 1997-A
               Distribution Date of August 25, 2000 for the Collection Period of
                              July 1, 2000 through July 31, 2000


POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
Aggregate Net Investment Value (ANIV)                                                                        1,231,231,519.20
Discounted Principal Balance                                                                                 1,231,231,519.20
Servicer Advance                                                                                                 2,825,418.78
Servicer Payahead                                                                                                1,580,862.05
Number of Contracts                                                                                                    56,340
Weighted Average Lease Rate                                                                                             7.66%
Weighted Average Remaining Term                                                                                          35.8
Servicing Fee Percentage                                                                                                1.00%

POOL DATA - CURRENT MONTH
-------------------------
Aggregate Net Investment Value                                                                                 322,939,417.98
Discounted Principal Balance                                                                                   260,776,917.76
Servicer Advances                                                                                                1,872,200.94
Servicer Pay Ahead Balance                                                                                       4,822,547.48
Maturity Advances Outstanding                                                                                             -
Number of Current Contracts                                                                                            18,784
Weighted Average Lease Rate                                                                                             7.93%
Weighted Average Remaining Term                                                                                           8.4

-----------------------------------------------------------------------------------------------------------------------------------
RESERVE FUND:

  Initial Deposit Amount                                                                                        30,780,787.98
  Specified Reserve Fund Percentage                                                                                    4.425%
  Specified Reserve Fund Amount                                                                                 54,481,994.72


                                                                     CLASS A              CLASS B                 TOTAL
                                                                     AMOUNT               AMOUNT                  AMOUNT
                                                              ----------------        -----------------      -----------------

  Beginning Balance                                              42,985,381.87           1,227,656.25           44,213,038.12
  Withdrawal Amount                                               5,008,022.64                    -              5,008,022.64
  Cash Capital Contribution                                                -                                              -
  Transferor Excess                                                 913,706.78                                     913,706.78
                                                      -----------------------------------------------------------------------------
  Reserve Fund Balance Prior to Release                          38,891,066.01           1,227,656.25           40,118,722.26
  Specified Reserve Fund Balance                                 53,254,338.47           1,227,656.25           54,481,994.72
                                                      -----------------------------------------------------------------------------
  Release to Transferor                                                    -                      -                       -
  Ending Reserve Fund Balance                                    38,891,066.01           1,227,656.25           40,118,722.26
  Prior Cumulative Withdrawal Amount                             21,699,516.47                    -             21,699,516.47
  Cumulative Withdrawal Amount                                   26,707,539.11                    -             26,707,539.11
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                  VEHICLES
                                                                               --------
  Liquidated Contracts                                                            88
                                                                                  --
  Discounted Principal Balance                                                                                   1,426,766.75
  Net Liquidation Proceeds                                                                                      (1,049,737.40)
  Recoveries - Previously Liquidated Contracts                                                                    (107,980.79)
                                                                                                       -----------------------------
  Aggregate Credit Losses for the Collection Period                                                                269,048.56
                                                                                                       =============================
  Cumulative Credit Losses for all Periods                                                                      17,319,702.79
                                                                                                       =============================
  Repossessed in Current Period                                                   32
                                                                                  --
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                       Annualized Average
FOR EACH COLLECTION PERIOD:                                                                                    Charge-Off Rate
  Second Preceding Collection Period                                                                                    0.58%
  First Preceding Collection Period                                                                                     0.29%
  Current Collection Period                                                                                             0.91%

-----------------------------------------------------------------------------------------------------------------------------------
CONDITION (i) (CHARGE-OFF RATE)
Three Month Average                                                                                                     0.59%
Charge-off Rate Indicator ( > 1.25%)                                                                      condition not met
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                                          PERCENT     ACCOUNTS    PERCENT      ANIV
                                                                               -------     --------    -------      ----
  31-60 Days Delinquent                                                            7.85%     1474       7.33%    23,659,395.75
  61-90 Days Delinquent                                                            1.17%      220       1.13%     3,651,961.78
  Over 90 Days Delinquent                                                          0.11%      21        0.10%       334,353.45
                                                                                         -------------         --------------------
  Total Delinquencies                                                                        1,715               27,645,710.98
                                                                                         =============         ====================
====================

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                      0.45%
  First Preceding Collection Period                                                                                       0.48%
  Current Collection Period                                                                                               1.28%


------------------------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
--------------
  Three Month Average                                                                                                     0.74%
  Delinquency Percentage Indicator ( > 1.25%)                                                                     condition not met
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                               VEHICLES
                                                                                          --------

  Matured Lease Vehicle Inventory Sold                                                      2557            40,811,379.01
                                                                                            ----
  Net Liquidation Proceeds                                                                                 (35,305,299.01)
                                                                                                       -----------------------
  Net Residual Value (Gain) Loss                                                                             5,506,080.00
                                                                                                       =======================
  Cumulative Residual Value (Gain) Loss all periods                                                         40,743,047.78
                                                                                                       =======================

                                                                                          AVERAGE           AVERAGE
                                                 NUMBER      SCHEDULED      SALE      NET LIQUIDATION       RESIDUAL
MATURED VEHICLES SOLD FOR                         SOLD      MATURITIES     RATIO         PROCEEDS            VALUE
EACH COLLECTION PERIOD:                          ------     ----------     -----      ---------------       --------
  Second Preceding Collection Period              2,372        6,220      38.14%       13,636.84            15,704.39
  First Preceding Collection Period               2,730        6,681      40.86%       13,686.04            15,846.04
  Current Collection Period                       2,557        6,356      40.23%       13,807.31            16,033.61
  Three Month Average                                                                  13,711.29            15,864.79

                                                                                                        ------------------------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                86.43%
                                                                                                        -------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                                   AMOUNT/RATIO               TEST MET?
---------------                                                                         ------------               ---------
a) Number of Vehicles Sold > 25% of Scheduled Maturities                                   40.23%                      YES
b) Number of Scheduled Maturities > 500                                                     6,356                      YES
c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg. Residual Values           86.43%                       NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                         condition not met
-----------------------------------------------------------------------------------------------------------------------------------

                                TOYOTA MOTOR CREDIT CORPORATION
                    Servicer's Certificate - Toyota Auto Lease Trust 1997-A
               Distribution Date of August 25, 2000 for the Collection Period of
                              July 1, 2000 through July 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                 CERTIFICATE BALANCE        CLASS A1       CLASS A2
                                                                  TOTAL        PERCENT         BALANCE      BALANCE        BALANCE
------------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                       98.00%
  Interest Collections                                        2,904,815.70
  Net Investment Income                                       2,271,574.85
  Non-recoverable Advances                                     (240,107.60)
                                                         ------------------
  Available Interest                                          4,936,282.95                 4,870,450.61          -     3,974,131.18
  Class A1, A2, A3 Notional Interest Accrual Amount          (3,830,614.58)               (3,830,614.58)         -    (3,439,583.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                           -                            -            -              -
  Interest Accrual for Adjusted Class B Certificate Bal.       (415,406.25)                 (415,406.25)
  Class B Interest Carryover Shortfall                                 -                            -
  Servicer's Fee                                               (324,113.33)                 (316,106.02)
  Capped Expenses                                               (32,441.31)                  (31,639.84)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                   -                            -
  Uncapped Expenses                                                    -                            -
                                                         ------------------             -----------------
  Total Unallocated Interest                                    333,707.48                   276,683.92
  Excess Interest to Transferor                                        -                    (276,683.92)
                                                         ------------------             -----------------
       Net Interest Collections Available                       333,707.48                        (0.00)
                                                         ------------------
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                  (5,632,452.42)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                  -
  DEPOSIT TO RESERVE FUND:                                      913,706.78
  WITHDRAWAL FROM RESERVE FUND:                               5,008,022.64
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:                 1,204,429.08
  NET WITHDRAWAL FROM THE RESERVE FUND:                       4,094,315.86

PRINCIPAL:
  Current Loss Amount                                        (5,775,128.56)               (5,632,452.42)         -    (5,632,452.42)
  Loss Reimbursement from Transferor                            624,429.78                   624,429.78          -       624,429.78
  Loss Reimbursement from Reserve Fund                        5,008,022.64                 5,008,022.64          -     5,008,022.64
                                                         ------------------             -----------------  ---------  --------------
      Total                                                    (142,676.14)                         -            -              -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                         ------------------
  Ending Balance                                                       -
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                         ------------------
  Ending Balance                                                       -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                         ------------------
  Ending Balance                                                       -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                         ------------------
  Ending Balance                                                       -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                        -                            -            -              -
  Allocations - Current Period                               64,649,477.34                64,649,477.34          -    64,649,477.34
  Allocations - Accelerated Principal Distribution                     -                            -            -              -
  Allocations - Not Disbursed Beginning of Period           417,272,770.10               417,272,770.10          -   417,272,770.10
  Allocations - Not Disbursed End of Period                 481,922,247.44               481,922,247.44          -   481,922,247.44
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                        -                            -            -              -
  Allocations - Current Period                                4,246,020.83                 4,246,020.83          -     3,439,583.33
  Allocations - Not Disbursed Beginning of Period            16,984,083.32                16,984,083.32          -    13,758,333.32
  Allocations - Not Disbursed End of Period                  21,230,104.15                21,230,104.15          -    17,197,916.65
DUE TO TRUST - CURRENT PERIOD:                                                                      -
  Total Deposit to/ (Withdrawal from) Reserve Fund           (4,094,315.86)
  Due To Trust                                               66,623,923.32                66,623,923.32          -    66,235,528.59
                                                         ------------------             -----------------  ---------  --------------
     Total Due To Trust                                      62,529,607.46                66,623,923.32          -    66,235,528.59
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            CLASS A3           CLASS B                      TRANSFEROR INTEREST
                                                             BALANCE           BALANCE            INTEREST             PRINCIPAL
------------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                                2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                       444,796.99       451,522.44               65,832.34
  Class A1, A2, A3 Notional Interest Accrual Amount       (391,031.25)
  Unreimbursed A1, A2, A3 Interest Shortfall                      -
  Interest Accrual for Adjusted Class B Certificate Bal.                   (415,406.25)
  Class B Interest Carryover Shortfall                                             -
  Servicer's Fee                                                                                     (8,007.31)
  Capped Expenses                                                                                      (801.47)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                               -
  Uncapped Expenses                                                                                        -
                                                                                                 -----------------
  Total Unallocated Interest                                                                         57,023.56
  Excess Interest to Transferor                                                                     276,683.92
                                                                                                 -----------------
       Net Interest Collections Available                                                           333,707.48

  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                                                      (5,632,452.42)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                                                      -
                                                                                                 -----------------
  DEPOSIT TO RESERVE FUND:                                                                       (5,298,744.94)
                                                                                                 -----------------
  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                             -                -                                    (142,676.14)
  Loss Reimbursement from Transferor                              -                -               (624,429.78)
  Loss Reimbursement from Reserve Fund                            -                -
                                                        --------------   ---------------                              --------------
      Total                                                       -                -                                    (142,676.14)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                   -                -                                            -
  Allocations - Current Period                                    -                -
  Allocations - Accelerated Principal Distribution                -                -
  Allocations - Not Disbursed Beginning of Period                 -                -
  Allocations - Not Disbursed End of Period                       -                -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                   -                -                       -
  Allocations - Current Period                             391,031.25       415,406.25
  Allocations - Not Disbursed Beginning of Period        1,564,125.00     1,661,625.00
  Allocations - Not Disbursed End of Period              1,955,156.25     2,077,031.25
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                             183,578.24       204,816.49                     -                    -
                                                        ---------------  ---------------         -----------------    --------------
     Total Due To Trust                                    183,578.24       204,816.49                     -                    -
------------------------------------------------------------------------------------------------------------------------------------

                                TOYOTA MOTOR CREDIT CORPORATION
                    Servicer's Certificate - Toyota Auto Lease Trust 1997-A
               Distribution Date of August 25, 2000 for the Collection Period of
                              July 1, 2000 through July 31, 2000



--------------------------------------------------------------------------------------------------------------------------
                                                                   CERTIFICATE BALANCE                 CLASS A1
                                               TOTAL          PERCENT          BALANCE      PERCENT        BALANCE
--------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)   1,231,231,519.20
  Discounted Principal Balance            1,231,231,519.20
  Initial Notional/Certificate Balance                 -        100.00%     1,206,600,000.00   33.98%       410,000,000.00
  Percent of ANIV                                                                     98.00%                        33.30%
  Certificate Factor                                                               1.0000000                     1.0000000
  Notional/Certificate Rate                                                                                        6.2000%
  Target Maturity Date                                                                                  September 27, 1999
  Servicer Advance                            2,825,418.78
  Servicer Payahead                           1,580,862.05
  Number of Contracts                               56,340
  Weighted Average Lease Rate                        7.66%
  Weighted Average Remaining Term                     35.8
  Servicing Fee Percentage                           1.00%

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value            388,936,000.54
  Discounted Principal Balance              327,312,933.67
  Notional/Certificate Balance                                                796,600,000.00                          -
  Adjusted Notional/Certificate Balance                                       379,327,229.90                          -
  Percent of ANIV                                                                     97.53%                         0.00%
  Certificate Factor                                                               1.0000000                          -
  Servicer Advances                           2,095,327.01
  Servicer Pay Ahead Balance                  4,762,089.75
  Maturity Advances Outstanding                        -
  Number of Current Contracts                       22,692
  Weighted Average Lease Rate                        7.84%
  Weighted Average Remaining Term                      7.9

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value            322,939,417.98
  Discounted Principal Balance              260,776,917.76
  Notional/Certificate Balance                                                796,600,000.00                          0.00
  Adjusted Notional/Certificate Balance                                       314,677,752.56                          0.00
  Percent of ANIV                                                                     97.44%                         0.00%
  Certificate Factor                                                               1.0000000                          -
  Servicer Advances                           1,872,200.94
  Servicer Pay Ahead Balance                  4,822,547.48
  Maturity Advances Outstanding                        -
  Number of Current Contracts                       18,784
  Weighted Average Lease Rate                        7.93%
  Weighted Average Remaining Term                      8.4
  Prior Certificate Interest Payment Date    March 27, 2000
  Next Certificate Interest Payment Date   September 25, 2000
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                CLASS A2                   CLASS A3                  CLASS B
                                         PERCENT        BALANCE       PERCENT     BALANCE      PERCENT      BALANCE
---------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance     53.87%        650,000,000.00   6.03%   72,750,000.00   6.12%      73,850,000.00
  Percent of ANIV                                                52.79%                   5.91%                      6.00%
  Certificate Factor                                          1.0000000               1.0000000                  1.0000000
  Notional/Certificate Rate                                     6.3500%                 6.4500%                    6.7500%
  Target Maturity Date                               September 25, 2000          March 26, 2001         September 25, 2001
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                           650,000,000.00           72,750,000.00              73,850,000.00
  Adjusted Notional/Certificate Balance                  232,727,229.90           72,750,000.00              73,850,000.00
  Percent of ANIV                                                59.84%                  18.70%                     18.99%
  Certificate Factor                                          1.0000000               1.0000000                  1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                           650,000,000.00           72,750,000.00              73,850,000.00
  Adjusted Notional/Certificate Balance                  168,077,752.56           72,750,000.00              73,850,000.00
  Percent of ANIV                                                52.05%                  22.53%                     22.87%
  Certificate Factor                                          1.0000000               1.0000000                  1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date March 27, 2000
  Next Certificate Interest Payment Date  September 25, 2000


------------------------------------------------------------------------
                                                    TRANSFEROR INTEREST
                                                         Balance
------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance                          24,631,519.20
  Initial Notional/Certificate Balance                          2.00%
  Percent of ANIV
  Certificate Factor
  Notional/Certificate Rate
  Target Maturity Date
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance                           9,608,770.64
  Notional/Certificate Balance                           9,608,770.64
  Adjusted Notional/Certificate Balance                         2.47%
  Percent of ANIV
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                           8,261,665.42
  Adjusted Notional/Certificate Balance                  8,261,665.42
  Percent of ANIV                                               2.56%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date March 27, 2000
  Next Certificate Interest Payment Date  September 25, 2000
------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                              VEHICLES
---------------------------------                              --------

  Principal Collections                                                               3,561,202.11
  Prepayments in Full                                            1237                19,775,073.76
                                                                 ----
  Reallocation Payment                                            26                    422,160.93
                                                                 ----
  Interest Collections                                                                2,904,815.70
  Net Liquidation Proceeds and Recoveries                                             1,157,718.19
  Net Liquidation Proceeds - Vehicle Sales                                           35,305,299.01
  Non-Recoverable Advances                                                             (240,107.60)
                                                                                -----------------------
Total Available                                                                      62,886,162.10
--------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                             AMOUNT                            ANNUAL AMOUNT
                                                 -------------------------           -----------------------------
  Total Capped Expenses Paid                                    32,441.31                       227,089.17
  Total Uncapped Expenses Paid                                        -                                -
  Capped and Uncapped Expenses Due                                    -                                -
SERVICER'S FEE DUE:
  Servicer's Fee Shortfall Carryforward                               -
  Servicer's Fee Due Current Period                            324,113.33
  Servicer's Fee Paid                                          324,113.33
  Servicer's Fee Balance Due                                          -
 SUPPLEMENTAL SERVICER'S FEES                                 46,552.59
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                        VEHICLES                               AMOUNT
-----------------                                        --------                               ------
  Beginning Unreinvested Principal Collections                                                         -
  Principal Collections & Liquidated Contracts                                                         -
  Allocation to Subsequent Contracts                        0                                          -
                                                          -----                      -----------------------------
  Ending Unreinvested Principal Collections                                                            -
------------------------------------------------------------------------------------------------------------------



I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ HOLLY PEARSON
------------------------------------------------------
------------------------------------------------------
Holly Pearson, Treasury Manager



                                  Page 3